                                  EXHIBIT 10.38

                     MUTUAL RELEASE AND SETTLEMENT AGREEMENT

         THIS MUTUAL RELEASE AND SETTLEMENT AGREEMENT ("Agreement") is made this 9th day of October, 2001, by and between Westminster Properties, Inc., a Nevada Corporation ("Westminster" or "Landlord") on the one hand and The End, Inc. a California Corporation ("The End" or "Tenant"), iNTELEFILM, Corp., a Minnesota Corporation ("iNTELEFILM") and Harmony Holdings, Inc. a Delaware Corporation ("Harmony" or "Guarantor") on the other, in consideration of the promises made herein, agree follows:

         WHEREAS, on or about April 10, 1998, The End and Westminster entered into that certain Standard Industrial/Commercial Single-Tenant Lease-Gross ("Lease") for the Premises located at 433 S. Beverly Drive, Beverly Hills, California 90210 ("Premises");

        WHEREAS, Concurrently with the execution of the Lease, Harmony executed that certain Guaranty of Lease dated April 10, 1998 ("Guaranty");

        WHEREAS, pursuant to the terms of the Guarantee, Harmony unconditionally guaranteed the prompt payment by The End of all rents and all other sums payable by The End under the Lease;

        WHEREAS, iNTELEFILM is interested in obtaining a full release from any and all liability associated with its negotiations on behalf of The End and Harmony the Landlord in efforts negotiate the termination of the Lease

        WHEREAS, the Lease was for a term of ten (10) years;

        WHEREAS, The End has failed to pay Rent or any other charges as of March 1, 2001 and has been in default thereafter;

    NOW, THEREFORE, in view of the foregoing recitals, the parties' mutual agreements and covenants, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Concurrently with the execution of this Agreement, The End, Harmony, and iNTELEFILM shall jointly execute the Promissory Note ("Note") along with the Warrant Agreement ("Warrant").

2. In consideration for the execution of the Note and Warrant and the covenants set forth therein, and other good and valuable consideration hereby acknowledged, the parties hereto and their respective agents, employees, owners, shareholders, partners, affiliates and assigns, past, present, or future, hereby release each other and their respective agents, employees, owners, partners, shareholders, affiliates, attorneys and assigns from any and all claims, causes of action, damages or injuries, known or unknown in connection with the Lease and or the Premises or any matter arising therefrom, including, without limitation, any and all obligations of each other arising out of the Lease and the Guaranty and this release represents a current waiver of any and all payment defaults

3. In consideration for the execution of the Note and Warrant and the covenants set forth therein, and other good and valuable consideration herby acknowledged, The End, iNTELEFILM, Harmony and their respective agents, employees, owners, shareholders, partners, affiliates and assigns, past, present, or future, and Westminster and their respective agents, employees, owners, partners, shareholders, affiliates, attorneys and assigns each release the other from any and all claims, causes of action, damages or injuries, known or unknown in connection with the Lease and or the Premises or any matter arising therefrom, including, without limitation, any and all obligations of Westminster arising out of that certain Bill of Sale executed July 16, 2001.

4. In entering into this Agreement, the parties hereto recognize that they are waiving unknown claims and hereby acknowledge and specifically waive the provisions of Section 1542 of the California Civil Code which states as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

5. This Agreement constitutes the full and complete agreement of the parties regarding the subject matter and/or any release of claims, except as set forth in this Agreement, the Note and or the Warrant. All prior agreements, written, oral or implied, are superseded by this Agreement and the parties hereby agree that no extrinsic evidence of any nature whatsoever shall be allowed to be introduced in any proceeding on this Agreement.

6. This Agreement may only be modified in writing and signed by an authorized representative of each party.

7. Arbitration. Any controversy or claim arising out of or relating to this Agreement of the performance or breach thereof by either party shall be settled by arbitration in California before a single arbitrator selected by both parties. If the parties cannot agree upon a single arbitrator within thirty (30) days after service of notice of intention to arbitrate, then the American Arbitration Association shall appoint a single arbitrator. The rules then in effect of the American Arbitration Association shall govern any arbitration hereunder. The arbitrator's decision may be entered in any court having competent jurisdiction.

8. In the event legal action is commenced to enforce or interpret, or for breach of, any provisions of this Agreement, the prevailing party shall be entitled to recover from the losing party costs and expenses incurred, including, but not limited to, taxable costs, and reasonable attorney's fees incurred by the prevailing party, in addition to all other relief and remedies to which the prevailing party may be entitled.

9. The parties hereto acknowledge that: (i) they have been represented by independent counsel in connection with this Agreement; (ii) they have executed this Agreement with the advise of such counsel; (iii) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective legal counsel. The fact that this Agreement was prepared by either parties' counsel shall be deemed as a matter of convenience and shall have no importance or significance. Any uncertainty or ambiguity in this Agreement shall not be construed against the drafter simply because it prepared this Agreement in its final form.

10. Each party agrees to perform any further acts and to execute and deliver such further documents which may be reasonably necessary to carry out the terms of this Agreement.

11. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. All actions commenced in connection with this Agreement or the Dispute shall be instituted in the County of Los Angeles, State of California.

12. Each party hereby represents that he/she has the full power and authority to execute, deliver and perform its obligations under this Agreement and to bind any corporate or partnership entity which it represents.

Westminster Properties, Inc.,
A Nevada Corporation

/s/ Said Tabibi
---------------
By: Said Tabibi

Its:    President

The End, Inc.,
A California Corporation

By: /s/ Richard A. Wiethorn
---------------------------
Its:  C.F.O

iNTELEFILM, Corporation.,
A Minnesota Corporation


By: /s/ Richard A. Wiethorn
---------------------------
Its:  C.F.O

Harmony Holdings, Inc.,
A Delaware Corporation

By: /s/ Richard A. Wiethorn
---------------------------
Its:  C.F.O

                                 PROMISSORY NOTE

                                   $300,000.00

                             Los Angeles, California
                                 October 9, 2001

         FOR VALUE RECEIVED the undersigneds, Harmony Holdings, Inc., a Delaware Corporation, and The End, Inc., a California Corporation and iNTELEFILM Corp. jointly and severally (hereinafter collectively the "Company"), do hereby promise to pay to Westminster Properties, Inc., a Nevada Corporation ("Holder"), or order, the principal sum of Three Hundred Thousand Dollars ($300,000.00), together with interest on the unpaid principal balance at the rate of Nine and 33/100 percent (9.33%) per annum commencing as of August 1, 2001 through August 1, 2004 (the "Term"). The Company shall have the right to prepay this Note, in whole or in part, without the prior written consent of Holder. Principal and interest shall be payable in lawful money of the United States.

During the first year of the Term interest only shall be payable quarterly on the unpaid principal balance of this Promissory Note ("Note") and shall be calculated based on a 360 day year and shall be payable on each three month anniversary of the date hereof. During the second year of the Term, the Company shall pay Holder $10,000 per month. If not sooner converted and further subject to the due on sale clause as provided below, the entire unpaid principal amount and all accrued and unpaid interest shall be due and payable on October 9, 2004 (the "Maturity Date") or upon the sale of Curious Pictures, whichever first occurs. "Sale" as used in this paragraph shall be defined to mean any sale, transfer or hypothecation of all or a substantial portion of Curious Pictures, Inc., including without limitation, any stock transfers or options for the assets or stock of Curious Pictures, Inc. Payment of principal and interest hereunder shall be made by cashiers check delivered to Holder at the address furnished to the Company for that purpose.

Any and all payments not received by Holder on their due date, shall accrue a late fee equal to Six (6%) percent of such amount due. This Note shall be superior to any loans or advances made by iNTELEFILM to the other borrowers under this Note. Repayment of this Note shall be secured by a pledge of a security interest in any and all of the Company's assets and each such Company shall execute and deliver to Holder or Holder's counsel, proper UCC-1 forms in record-able form in the County Recorder's Office of any and all counties in which the Company and each of them conducts business. The UCC-1 forms shall be accompanied by a list of such counties. The Company shall execute and deliver a security agreement evidencing such security interest and any financing statement reasonably requested by Holder upon execution hereof. The secured pledge and UCC-1 shall be filed upon execution of this document though subordinated as provided for herein. Furthermore, Holder may at its option accelerate maturity of the loan indebtedness in the event the assets of the Company or each of them, including without limitation, Curious Pictures, are (i) sold or transferred by the Company, or (ii) made subject to any other lien or security interest without the prior written consent of Holder. Notwithstanding the above, Company hereby represents and warrants that other than the first lien in the approximate amount of One Million Five Hundred Thousand ($1,500,000.00) Dollars ("Existing Lien"), no other liens, encumbrances are superior to this Note. Company shall be authorized to refinance the Existing Lien for an amount equal to Two Million Five Hundred Thousand ($2,500,000.00) Dollars ("Replacement Lien") and Holder hereby agrees to contemporaneously execute documentation evidencing Holder's agreement to subordinate to the Replacement Lien. Holder agrees that a failure to execute such subordination documentation or to agree to subordinate to the Replacement Lien shall render the security interest null and void.

This Note shall be subject to a liquidation preference such that in the event of liquidation or dissolution of the Company prior to the earlier of (i) payment in full of the principal of and interest accrued on the Note or (ii) The date on which the Note is converted, Holder shall be entitled to a priority in payment over all other debts and obligations of the Company.

The parties hereto recognize that the securities which are the subject of this Note may not be issued without qualification under federal and/or state securities laws unless an exemption is available therefrom.

Accordingly, the issuance of the securities as provided herein is conditional upon such qualification or exemption. The Company and Holder agree to cooperate with each other in applying for any qualification and executing any documents to obtain same.

Holder represents and acknowledges that either its principals have a pre-existing business or personal relationship with the Company and/or any of its officers, directors or controlling persons, or by reason of its financial or business experience or the business or financial experience of its professional advisor, Holder has the capacity to protect its own interest in connection with the purchase and sale of the securities herein. Holder further represents and warrants that it is acquiring the securities hereunder for investment for its own account and not with a view to or for sale in connection with any distribution of the securities.

Each Borrower hereby represents and warrants that all board approval and corporate resolutions have been obtained for the execution of this Note, the attached Warrants and Mutual Release.

The Company agrees to pay Holder's costs of collection and enforcing this Note, including reasonable attorneys' fees.

This Note shall be construed in accordance with the laws of the State of California as applied to contracts entered into by California residents within the State of California, which contracts are to be performed entirely within the State of California.

The Company submits for itself and its property in any legal action or proceeding relating to this Note and any other documents executed and delivered in connection herewith to which the Company is a party; or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of California and the Courts of the United States of America for the Central District of California and appellate courts thereof; consents that any such action or proceeding may be brought in such courts and waives any objection to the venue of any action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees that service of process in any such action or proceeding may be effected by registered or certified mail, postage prepaid to the Company at the address set forth below or such other address as the Company shall have furnished to the Holder:

IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note as of the date set forth herein.

     The End, Inc.,                           iNTELEFILM Corporation
     A California Corporation                 A Minnesota Corporation


     By: /s/ Richard A. Wiethorn              By: /s/ Richard A. Wiethorn
        --------------------------------         -------------------------------
     Name:   Richard A. Wiethorn              Name:   Richard A. Wiethorn
     Title:  Chief Financial Officer          Title:  Chief Financial Officer

     Harmony Holdings, Inc.,
     A Delaware Corporation

     By: /s/ Richard A. Wiethorn
         -------------------------------
     Name: Richard A. Wiethorn
     Title: Chief Financial Officer

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                iNTELEFILM, INC.

Void after October 9, 2006

This Warrant is issued to Westminster Properties, Inc., a Nevada Corporation ("Holder") by iNTELEFILM, Inc., a Minnesota corporation (the "Company"), on October 9, 2001 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Settlement Agreement dated as of the date hereof (the Settlement Agreement") between the Company and Holder.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company One Hundred and Fifty Thousand (150,000) shares of fully paid and nonassessable shares of Common Stock of the Company. The shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

2. Exercise Price. The purchase price for the Shares shall be $2.00 per Share, subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

Exercise Period. This Warrant shall become exercisable, in whole or in part, commencing immediately upon execution and delivery of this Warrant to Holder and it shall remain so exercisable until 100 days following the Note Payable due from Harmony and The End in the amount of $300,000 is repaid in full.

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

         (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

         (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased. The exercise price may be paid by the Holder by surrendering the Note Payable due from Harmony Holdings , The End and iNTELEFILM in the amount of $300,000 to the Company.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

5. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares (including without limitation the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings), and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

9. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

10. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

11. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived with the written consent of the Company and Holder.

12. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery,
         (ii) upon confirmation that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or

         (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

13. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

14. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

15. Governing Law. This Warrant shall be governed by the laws of the State of Minnesota as applied to agreements among Minnesota residents made and to be performed entirely within the State of Minnesota.

IN WITNESS WHEREOF, iNTELEFILM, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

iNTELEFILM, INC.,
A Minnesota corporation

By: /s/ Richard A. Wiethorn
Name: Richard A. Wiethorn
Title: Chief Financial Officer

NOTICE OF EXERCISE

To: Intelefilm, Inc.

The undersigned hereby elects to purchase _________________ shares of Common Stock of Intelefilm, Inc., a Minnesota corporation, pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under such Warrant accompanies this notice. The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:


-----------------------------------------


By:
[NAME]

Address:

Date:


Name in which shares should be registered:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                iNTELEFILM, INC.

Void after October 9, 2006

This Warrant is issued to Westminster Properties, Inc., a Nevada Corporation ("Holder") by iNTELEFILM, Inc., a Minnesota corporation (the "Company"), on October 9, 2001 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Settlement Agreement dated as of the date hereof (the Settlement Agreement") between the Company and Holder.

16. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company One Hundred Thousand (100,000) shares of fully paid and nonassessable shares of Common Stock of the Company. The shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

17. Exercise Price. The purchase price for the Shares shall be $0.50 per Share less than the average bid price of iNTELEFILM's common stock for the 10 days prior to the effective date but under no circumstances shall be less than $0.25 per share. , subject to adjustment pursuant to
         Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

18. Exercise Period. This Warrant shall become exercisable, in whole or in part, commencing immediately upon execution and delivery of this Warrant to Holder and it shall remain so exercisable until 5:00 p.m. on October 9, 2006; provided, however, that in the event of (a) the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "IPO"), (b) the closing of the Company's sale or transfer of all or substantially all of its assets, or (c) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity (unless, in the case of this subpart (c) only, this Warrant is assumed by the surviving company), this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder of the Warrant at least thirty (30) days prior to the consummation of such event or transaction to permit the Holder to exercise the Warrant as provided herein.

19. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

         (c) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

         (d) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

20. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

21. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

22. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (d) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (e) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (f) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

23. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

24. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares (including without limitation the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings), and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

25. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

26. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

27. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived with the written consent of the Company and Holder.

28. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery,
         (ii) upon confirmation that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

29. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

30. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

31. Governing Law. This Warrant shall be governed by the laws of the State of Minnesota as applied to agreements among Minnesota residents made and to be performed entirely within the State of Minnesota

32.
IN WITNESS WHEREOF, iNTELEFILM, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

INTELEFILM, INC.,
A Minnesota corporation

By: /s/ Richard A. Wiethorn
Name: Richard A. Wiethorn
Title: Chief Financial Officer

NOTICE OF EXERCISE

To: iNTELEFILM, Inc.

The undersigned hereby elects to purchase _________________ shares of Common Stock of iNTELEFILM, Inc., a Minnesota corporation, pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under such Warrant accompanies this notice. The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:


-----------------------------------------


By:
[NAME]

Address:

Date:


Name in which shares should be registered: